Northwestern Mutual Series Fund, Inc.
Supplement Dated October 25, 2021 to the
Statutory Prospectus Dated May 1, 2021
The following information supplements the Statutory Prospectus for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2021, as supplemented June 25, 2021 and August 30, 2021 (the “Prospectus”). You should read this Supplement together with the Prospectus.
Sub-Adviser Change for Select Bond Portfolio
Wells Capital Management, Incorporated (“Wells Capital”) currently serves as sub-adviser to the Select Bond Portfolio (“Portfolio”) pursuant to the terms of a Second Amended and Restated Investment Sub-Advisory Agreement dated November 28, 2018, between the Fund’s adviser, Mason Street Advisors, LLC (“MSA”) and Wells Capital (the “Agreement”). On or about November 1, 2021 a transaction is expected to close pursuant to which 100% of the equity interests in Wells Fargo Asset Management Holdings, LLC, the direct parent of Wells Capital, will be acquired by a holding company that is an affiliate of private funds managed by GTCR LLC (”GTCR”) and Reverence Capital Partners, L.P., (“RCP”) resulting in the indirect transfer of the ownership of Wells Capital to an ownership group including, principally, GTCR and RCP (the “Transaction”).
Section 15(a) of the Investment Company Act of 1940, as amended (“1940 Act”) requires that each investment advisory contract provide for its automatic termination in the event of its assignment and the Agreement so provides. An assignment, as defined in the 1940 Act, generally includes any direct or indirect transfer of a controlling block of the assignor’s outstanding voting securities by a security holder of the assignor. Under the 1940 Act a transfer of a “controlling block” is presumed to occur if a person who owns more than 25% of the voting securities of the adviser ceases to do so and the transfer results in another person owning more than 25% of the voting securities of the adviser. Based upon the foregoing, the consummation of the Transaction, (which is anticipated to close on or about November 1, 2021 subject to customary closing conditions), will constitute a “change of control” under the 1940 Act and result in an assignment of the Agreement, thereby causing the termination of the Agreement.
In order to avoid the consequences of an Agreement termination and to preserve the continuity of sub-advisory services to the Portfolio provided by Wells Capital and Wells Capital’s successor, Allspring Global Investments, LLC (“Allspring”), from and after the consummation of the Transaction, the Fund’s Board of Directors conditionally approved the terms of a new investment sub-advisory agreement between MSA and Allspring (the “New Sub-Advisory Agreement”) on June 3, 2021, which will become effective upon the closing of the Transaction. No changes to the portfolio management team or other key investment personnel who provide services to the Portfolio are anticipated as a result of the Transaction. The level and scope of services to be rendered by Allspring and the fees payable by MSA to Allspring under the New Sub-Advisory Agreement will remain the same.
In approving the New Sub-Advisory Agreement, the Fund relied on an Exemptive Order issued by the Securities and Exchange Commission that permits the Fund and its investment adviser to hire or terminate a sub-adviser at any time without shareholder approval so long as, among other conditions, shareholders are provided notice of the change. Additional information about Allspring, its investment strategies for the Portfolio, associated risks, and other information will be made available in the near future, consistent with the requirements of the Exemptive Order.
Please retain this Supplement for future reference.